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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: April 28, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                               74-1611874
 (State or other jurisdiction of     (I.R.S. Employer Identification No.)
 incorporation or organization)

     15835 Park Ten Place Drive                        77084
            Houston, Texas                           (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed sincelast report.)
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



ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 28, 2005, the Company announced its earnings for the Fiscal Year 2005 Second Quarter ended March 31, 2005. A copy of the press release summarizing these earnings is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

     Additional information with respect to the Company's consolidated statements of operations for the three months and six months ended March 31, 2005 and 2004, an analysis of revenues and contract drilling costs for the three months and six months ended March 31, 2005 and consolidated balance sheets at March 31, 2005 and September 30, 2004 are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act.


ITEM 7.01         REGULATION FD DISCLOSURE

     Additional information with respect to the Company's Contract Status Summary at April 28, 2005 is attached hereto as Exhibit 99.5. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



ITEM 9.01         EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED APRIL 28, 2005

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2005 AND 2004

EXHIBIT 99.3 ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2005

EXHIBIT 99.4    CONSOLIDATED BALANCE SHEETS AT MARCH 31, 2005 AND
                SEPTEMBER 30, 2004

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT APRIL 28, 2005

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATWOOD OCEANICS, INC.
                                             (Registrant)



                                             /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE:    April 28, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

99.1     Press Release dated April 28, 2005

99.2     Consolidated Statements of Operations for the Three
         Months and Six Months ended March 31, 2005 and 2004

99.3 Analysis of Revenues and Contract Drilling Costs for the Three Months and Six Months ended March 31, 2005

99.4     Consolidated Balance Sheets at March 31, 2005 and
         September 30, 2004

99.5     Contract Status Summary at April 28, 2005

                                  EXHIBIT 99.1
Houston, Texas
28 April 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based international drilling contractor, announced today that the Company earned net income of $4,711,000 or $.30 per diluted share, on revenues of $41,017,000 for the quarter ended March 31, 2005, compared to net income of $462,000 or $.03 per diluted share on revenues of $36,810,000 for the quarter ended March 31, 2004. For the six months ended March 31, 2005, the Company earned a net income of $13,361,000 or $.86 per diluted share, on revenues of $86,443,000 compared to a net loss of $(1,442,000) or $(.10) per diluted share, on revenues of $72,135,000 for the six months ended March 31, 2004.

                                       FOR THE THREE MONTHS ENDED MARCH 31,
                                          2005                       2004
                                   -----------------          -----------------

Contract Revenues                     $41,017,000                $36,810,000
                                      ============               ===========
Income before Income Taxes              6,100,000                  2,235,000
Provision for Income Taxes             (1,389,000)                (1,773,000)
                                      -----------                -----------
Net Income                              4,711,000                    462,000
                                      ===========                ===========
Earnings per Common Share -
      Basic                                   .31                        .03
      Diluted                                 .30                        .03
Weighted Average Shares
   Outstanding -
      Basic                            15,213,000                 13,855,000
      Diluted                          15,642,000                 14,019,000

                                         FOR THE SIX MONTHS ENDED MARCH 31,
                                          2005                       2004
                                   -----------------       --------------------

Contract Revenues                     $86,443,000                $72,135,000
                                      ============               ===========
Income before Income Taxes             14,243,000                  2,171,000
Provision for Income Taxes               (882,000)                (3,613,000)
                                      -----------                -----------
Net Income (Loss)                      13,361,000                 (1,442,000)
                                      ===========                ===========
Earnings (Loss) per Common Share -
      Basic                                   .88                       (.10)
      Diluted                                 .86                       (.10)
Weighted Average Shares
   Outstanding -
      Basic                            15,146,000                 13,855,000
      Diluted                          15,532,000                 13,855,000


                                                     Contact:  Jim Holland
                                                            (281) 749-7804


                                              EXHIBIT 99.2


                                  ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (In thousands, except per share amounts)


                                                Three Months Ended                Six Months Ended
                                                     March 31,                         March 31,
                                            ---------------------------      ---------------------------
                                               2005           2004              2005           2004
                                             (Unaudited)                      (Unaudited)
REVENUES:
Contract drilling                             $ 39,801        $ 36,810          $ 78,787       $ 72,135
Business interruption proceeds                   1,216              -              7,656              -
                                              --------        --------          --------        -------
                                                41,017          36,810            86,443         72,135
                                              --------        --------          --------        -------

COSTS AND EXPENSES:
Contract drilling                               23,601          21,414            48,804         43,947
Depreciation                                     6,639           7,847            13,165         15,689
General and administrative                       3,019           2,987             6,590          5,675
                                              --------        --------          --------         ------
                                                33,259          32,248            68,559         65,311
                                              --------        --------          --------         ------
OPERATING INCOME                                 7,758           4,562            17,884          6,824
                                              --------        --------          --------         ------

OTHER INCOME (EXPENSE)
Interest expense                                (1,727)         (2,334)           (3,745)        (4,668)
Interest income                                     69               7               104             15
                                              --------        --------          --------         ------
                                                (1,658)         (2,327)           (3,641)        (4,653)
                                              --------        --------          --------        -------
INCOME  BEFORE INCOME TAXES                      6,100           2,235            14,243          2,171
PROVISION FOR INCOME TAXES                       1,389           1,773               882          3,613
                                              --------        --------          --------        -------
NET INCOME (LOSS)                               $4,711            $462           $13,361        $(1,442)
                                              ========        ========          ========        =======

EARNINGS (LOSS) PER COMMON SHARE:
              Basic                               0.31            0.03              0.88          (0.10)
              Diluted                             0.30            0.03              0.86          (0.10)
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                               15,213          13,855            15,146         13,855
            Diluted                             15,642          14,019            15,532         13,855





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                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                              ANALYSIS OF REVENUES
                           AND CONTRACT DRILLING COSTS
                                   (Unaudited)


                                       FOR THE THREE MONTHS ENDED
                                             MARCH 31, 2005

                                                         CONTRACT
                                                         DRILLING
                                    REVENUES               COSTS
                                    --------             ---------
                                              (In Millions)

ATWOOD EAGLE                            $ 9.4                $ 5.5
ATWOOD FALCON                             5.5                  2.8
ATWOOD BEACON                             5.9                  1.9
VICKSBURG                                 6.1                  2.0
ATWOOD HUNTER                             5.2                  2.7
SEAHAWK                                   2.8                  2.4
ATWOOD SOUTHERN CROSS                     2.7                  2.3
RICHMOND                                  2.7                  2.1
OTHER                                     0.7                  1.9
                                        -----                -----
                                        $41.0                $23.6
                                        =====                =====


                                         FOR THE SIX MONTHS ENDED
                                               MARCH 31, 2005

                                                          CONTRACT
                                                          DRILLING
                                    REVENUES               COSTS
                                    --------             ---------
                                              (In Millions)

ATWOOD EAGLE                           $ 17.9               $ 10.8
ATWOOD FALCON                            13.1                  6.1
ATWOOD BEACON                            12.3                  4.3
VICKSBURG                                12.0                  4.4
ATWOOD HUNTER                            10.8                  5.6
SEAHAWK                                   7.2                  4.8
ATWOOD SOUTHERN CROSS                     6.3                  5.3
RICHMOND                                  5.4                  4.2
OTHER                                     1.4                  3.3
                                        -----                -----
                                        $86.4                $48.8
                                        =====                =====


                                           EXHIBIT 99.4

                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                      CONSOLIDATED BALANCE SHEETS
                                            (In thousands)

                                                           MAR. 31, 2005    SEP. 30, 2004
                                                                     (Unaudited)
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                  $23,946         $16,416
    Accounts receivable                                         28,449          32,475
    Insurance receivable                                        11,036          25,433
    Inventories of materials and supplies                       13,660          12,648
    Deferred tax assets                                             40             290
    Prepaid expenses and other                                   2,444           5,704
                                                              --------        --------
      Total Current Assets                                      79,575          92,966
                                                              --------        --------

NET PROPERTY AND EQUIPMENT                                     407,427         401,141
                                                              --------        --------

DEFERRED COSTS AND OTHER ASSETS                                  3,185           4,829
                                                              --------        --------

                                                              $490,187        $498,936
                                                              ========        ========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                         $36,000         $36,000
   Accounts payable                                              3,857           9,398
   Accrued liabilities                                           6,820          13,822
   Deferred Credits                                                  0             833
                                                              --------        --------
       Total Current Liabilities                                46,677          60,053
                                                              --------        --------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                                   77,000         145,000
                                                              --------        --------
                                                                77,000         145,000
                                                              --------        --------

OTHER LONG TERM LIABILITIES
     Deferred income taxes                                      19,580          18,930
     Deferred credits and other                                  2,443           3,364
                                                              --------        --------
                                                                22,023          22,294
                                                              --------        --------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding              0               0
    Common stock, $1 par value, 20,000,000 shares
          authorized with 15,240,000 issued and outstanding     15,240          13,873
    Paid-in capital                                            116,087          57,917
    Retained earnings                                          213,160         199,799
                                                              --------        --------
        Total Shareholders' Equity                             344,487         271,589
                                                              --------        --------

                                                              $490,187        $498,936
                                                              ========        ========



                                      -8-
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

                                                             EXHIBIT 99.5
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                           AT APRIL 28, 2005

NAME OF RIG             LOCATION             CUSTOMER                   CONTRACT STATUS
-----------             --------             ---------                  -----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig has commenced a two-firm well program for
                                             CO. LTD.                   Japan Energy Development Co., Ltd.  The drilling of
                                                                        these two wells is estimated to take until September
                                                                        2005 to complete.  Upon the completion of the Japan
                                                                        Energy contract, the rig will return to Malaysia to
                                                                        drill seven (7) firm wells with options for six (6)
                                                                        additional wells for Sarawak Shell.  The drilling of
                                                                        the seven (7) firm wells is expected to take
                                                                        approximately nine months to complete, and if all
                                                                        option wells are drilled, the contract could extend
                                                                        another seven to eight months.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           The rig continues to work under its sixteen (16) wells
                                             ("BURULLUS")               drilling program for Burullus, which is expected to
                                                                        take until September 2005 to complete.  Immediately
                                                                        upon completion of the current drilling program, the
                                                                        rig will commence an estimated 30-days equipment
                                                                        upgrade period to enable the rig to have the
                                                                        capability of drilling high pressure wells (15,000
                                                                        P.S.I.).  Upon completion of the upgrade, the rig will
                                                                        commence drilling two (2) firm wells for Burullus off
                                                                        the cost of Egypt, which is expected to take 270 days
                                                                        to complete.

ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig is currently working under a contract with
                                             ("WOODSIDE")               Woodside to drill seven (7) firm wells.  The drilling
                                                                        of the seven firm wells is expected to extend into
                                                                        August 2005.  Woodside has been provided options to
                                                                        drill three (3) additional wells.   Upon completion of
                                                                        the current Woodside drilling program, the rig will
                                                                        return to work for BHP Billiton Petroleum to drill one
                                                                        (1) firm well (expected to take 30 days to complete)
                                                                        with an option to drill one (1) additional well.  The
                                                                        rig has been awarded an additional contract by BHP to
                                                                        drill eight (8) firm wells with options for four (4)
                                                                        additional wells off the Northwest coast of
                                                                        Australia.  The drilling of the eight (8) firm wells
                                                                        is estimated to take approximately ten (10) months to
                                                                        complete and if all four (4) option wells are drilled
                                                                        the contract could extend an additional three (3) to
                                                                        four (4) months.  If all of the option wells are
                                                                        drilled, the combined Woodside and BHP drilling
                                                                        programs could extend into 2007.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD /     The rig is currently at a dockside location in
                                             SABAH SHELL PETROLEUM      Malaysia and will be off dayrate through April 2005.
                                             COMPANY LIMITED ("SHELL")  The rig will return to work in Malaysia in early May
                                                                        2005 for Shell on a contract that should extend until
                                                                        the rig commences preparation for its contract
                                                                        commitment in 2006 for Amerada Hess Equatorial Guinea,
                                                                        Inc. ("Hess").  The Hess contract is for a firm period
                                                                        of 730 days with four options of 180 days each.

                                      -9-


ATWOOD SOUTHERN CROSS     MYANMAR            DAEWOO INTERNATIONAL       The rig is currently working under a contract with
                                             CORPORATION ("DAEWOO")     Daewoo to drill three (3) wells, which is expected to
                                                                        be completed in May 2005.  Following completion of the
                                                                        Daewoo drilling program, the rig will be demobilized
                                                                        to Singapore to prepare for its relocation to the
                                                                        Mediterranean Sea.  The rig is expected to arrive in
                                                                        the Eastern Mediterranean Sea in August 2005 and will
                                                                        drill one well each for BG International Limited and
                                                                        Isramco, which is expected to take 60 to 90 days to
                                                                        complete.  Upon completing the drilling of these two
                                                                        wells, the rig will enter a shipyard for approximately
                                                                        30 days for required inspections, Italian
                                                                        certifications and equipment upgrades prior to
                                                                        drilling one firm well for ENI SpA AGIP Exploration
                                                                        Productions ("ENI"), with ENI having an option to
                                                                        drill one additional well.


SEASCOUT                  UNITED STATES      N/A                        The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2004, the rig commenced drilling under a
                                            PRODUCTION MALAYSIA INC.    seventeen month program for EMEPMI.  EMEPMI retains
                                            ("EMEPMI")                  its right to terminate the contract by providing 120
                                                                        days notice.


ATWOOD BEACON             VIETNAM           HOANG LONG AND HOAN VU      The rig is currently working under a drilling program
                                            JOINT OPERATING COMPANIES   for Hoang Long which includes the drilling of three
                                            ("HOANG LONG")              (3) firm wells with options to drill three (3)
                                                                        additional wells.  The three firm wells have a
                                                                        combined expected duration of 200 days and if all
                                                                        option wells are drilled, the program could extend for
                                                                        another 200 days.

SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      HELIS OIL & GAS COMPANY    The rig is currently drilling the eighth well under
                          GULF OF MEXICO     ("HELIS")                  the Helis contract.  Upon completion of this well, the
                                                                        rig will have two (2) firm wells to drill for Helis,
                                                                        with Helis having an option to drill four (4)
                                                                        additional wells. The drilling of the current firm
                                                                        wells is expected to take until July 2005 to complete
                                                                        and if the option wells are drilled, the contract
                                                                        could extend to November 2005.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       The Company is currently assisting Woodside in
RANKIN 'A'                                   ("WOODSIDE")               preparing the NORTH RANKIN 'A' for recommencing
                                                                        drilling activities in early 2006.  The GOODWYN 'A'
                                                                        continues with an indefinite planned break in drilling
                                                                        activity, with the Company involved in rig
                                                                        maintenance.


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